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                                  EXHIBIT 99.1

                                  CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the Form10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



           Dated: May 14, 2003

                                                  /s/ Allen F. Grum
                                           --------------------------------
                                               Allen F. Grum, President
                                              (Chief Executive Officer)
           Dated: May 14, 2003


                                               /s/ Daniel P. Penberthy
                                          ---------------------------------
                                            Daniel P. Penberthy, Treasurer
                                              (Chief Financial Officer)